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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (date of earliest event reported): May 3, 2002

                              PROGRESS ENERGY, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


North Carolina                        1-15929                   56-2155481
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)            Identification No.)


          410 S. Wilmington Street, Raleigh, North Carolina 27601-1748
          ------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (919) 546-6111

                                      NONE
                                      ----
    (Former name, former address and former fiscal year, if changed from last report)

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ITEM 9.  REGULATION FD DISCLOSURE

     The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Progress Energy, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

     On May 3, 2002, Progress Energy issued a Quarterly Report to Holders of Contingent Value Obligations for the Quarter Ended December 31, 2001 (the "CVO Report"). A copy of the CVO Report is being furnished as Exhibit 99.1. Exhibit
99.1 is incorporated by reference into this Item 9.

     Progress Energy regards any information provided in the CVO Report to be current and accurate only as of the date of the CVO Report and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

     This report, including the CVO Report, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include but are not limited to, the following: factors affecting the synthetic fuel plants, including cash flows derived from the synthetic fuel plants, market acceptance of synthetic fuel, competition from competing products, impacts of environmental regulations on potential buyers of synthetic fuel, and income tax issues related to synthetic fuel tax credits. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond the control of Progress Energy. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the effect of each such factor on Progress Energy.

     Any forward-looking statement speaks only as of the date on which such statement is made, and Progress Energy does not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

   (c)   EXHIBITS.

         99.1 Quarterly Report to Holders of Contingent Value Obligations for the Quarter Ended December 31, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROGRESS ENERGY, INC.
                                        ---------------------
                                             Registrant

                                        By:    /s/ Peter M. Scott III
                                             -----------------------------------
                                                  Peter M. Scott III
                                               Executive Vice President
                                               and Chief Financial Officer


Date:  May 3, 2002

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                                  EXHIBIT INDEX

Exhibit No.                 Exhibit Description
-----------                 -------------------
99.1                        Quarterly Report to Holders of Contingent Value
                            Obligations for the Quarter Ended December 31, 2001